EXHIBIT 10.2


                            (EASTERN BANK LETTERHEAD)



June 17, 2002

Mr. Terrence McCarthy, Vice President & Treasurer
ASA International Ltd.
10 Speen Street
Framingham, MA 01701

Dear Terry,

         This is to advise that the working capital line of credit in the amount of $1,500,000.00 has been renewed until June 30, 2003 under the terms and conditions of our financing agreements and any subsequent revisions. This renewal is based on performance covenants reestablished on an annual basis. For this fiscal year they are as follows:

                              Actual at        Required at       Testing
                              ---------        -----------       -------
                              FYE 2001         FYE 2002          Frequency
                              --------         --------          ---------
Minimum TNW                   $7,497M          $7,497M           Quarterly
Maximum Debt/TNW              0.98:1           2.00:1            Quarterly
Min. Debt Service Coverage    2.87x            1.25x             Annual
Equity must increase by       ($310M)          75%               Annual
75% of Net Income


         Please acknowledge below and return to me as soon as possible.


Very truly yours,

/s/ John R. O'Brien
-------------------
John R. O'Brien
Vice President

Acknowledged and Agreed:

ASA International Ltd.

/s/ Terrence McCarthy                                         6/19/02
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Terrence McCarthy, Vice President & Treasurer                 Date